

Omnicare

Third Quarter 2013 Financial Results

Supplemental Slides

Forward-Looking Statements

Certain of the statements made today and listed within the following presentation slides are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, all statements regarding the intent, belief or current expectations regarding the matters discussed in this presentation. Such forward-looking statements are based on management's current expectations and involve known and unknown risks, uncertainties, contingencies and other factors that could cause results, performance or achievements to differ materially from those stated. The most significant of these risks and uncertainties are described in the Company's Form 10-K, Form 10-Q and Form 8-K reports filed with the Securities and Exchange Commission. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially.

These forward-looking statements speak only as of the date this presentation was originally given. We undertake no obligation to publicly release the results of any revisions to the forward-looking statements made today, to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.

To facilitate comparisons and enhance understanding of core operating performance, certain financial measures have been adjusted from the comparable amount under Generally Accepted Accounting Principles (GAAP). A detailed reconciliation of adjusted numbers to the most comparable GAAP numbers is posted under "Supplemental Financial Data" in the Investors section of our website at http://ir.omnicare.com. Additionally, all amounts are presented on a continuing operations basis, unless otherwise stated.

Table of Contents

Omnicare

Third-Quarter 2013 Highlights

- Revenue of $1,581M; 5.3% year-over-year increase
- Gross profit of $370M; gross margin of 23.4%
- Adjusted EBITDA of $179M; 3.8% year-over-year increase
- Adjusted cash earnings per diluted share[(1)] of $0.91; 5.8% higher than 3Q12 of $0.86
  - 6.8M increase in share count dilution from in-the-money convertible notes ($0.06/share impact)
- Cash flows from operations of $192M; 129% of adjusted operating income
- Long-Term Care Group third-quarter performance:
  - Q3 represents second consecutive quarter of net organic bed growth (2,000 beds)
  - Net sales 0.1% higher vs. 3Q12; generic dispensing rate of 83% (84.2% excluding impact of short-cycle dispensing)
- Specialty Care Group third-quarter performance:
  - Net sales increased 29% year-over-year to $360.8M
    - Strong quarter from specialty pharmacy platform on utilization, pricing increases
  - Adjusted operating income[(1)] of $29.8M was 20% higher than 3Q12

1. Excludes special items. A reconciliation of non-GAAP information to the most comparable GAAP measures has been attached to our press release and is also available on our Web site under 'Supplemental Financial Data' from the 'Investors' page

Omnicare

Operating Metrics

Script Data

(In thousands, except %s)	Sequential 3Q 2013	Sequential 2Q 2013	Increase / (Decrease)	Prior Year 3Q 2012	Increase / (Decrease)
Long-Term Care Group Scripts:					
Generic scripts dispensed	20,596	20,688	(0.4%)	20,596	0.0%
Branded scripts dispensed	4,222	4,263	(1.0%)	4,085	3.4%
Over-the-counter scripts dispensed	3,326	3,373	(1.4%)	3,481	(4.5%)
Hospice pharmacy scripts dispensed	1,255	1,265	(0.8%)	1,252	0.2%
Total LTC Group scripts	29,399	29,589	(0.6%)	29,414	(0.1%)
Calendar days	92	91	1.1%	92	0.0%
LTC scripts per calendar day	320	325	(1.5%)	320	0.0%
Generic dispensing rate [1]	83.0%	82.9%	10 bps	83.4%	-40 bps



Generic Dispensing Rate (1)
85%
80%
75%
70%
84.2%
83.0%
75.6%
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
Generic Dispensing Rate (GDR)
GDR excl. Short Cycle

- *LTC scripts were 0.6% lower sequentially, reflecting mix of growth (assisted living vs. skilled nursing) and a seasonal reduction in facility census and utilization; offset partially by the effects of short-cycle dispensing and an additional billing day*
- *LTC scripts were 0.1% lower year-over-year as a result of a 0.9% decrease in average beds; offset partially by effects of short-cycle dispensing*
- *Generic dispensing rate increased 10 bps sequentially to 83.0% as the short-cycle dispensing rule increased scripts dispensed by 784,000*

1. Generic prescriptions dispensed as a percentage of Long-Term Care segment scripts excludes all over-the-counter (OTC) scripts, including generic OTC medications.

Omnicare

Operating Metrics
Long-Term Care Bed Data

(In thousands)	3Q 2013	2Q 2013	Increase / (Decrease)	3Q 2012	Increase / (Decrease)
	Sequential			Prior Year	
Beds served:					
Beginning of period - LTC Beds	969	969	0	977	(8)
Net change in beds served	2	1	1	3	(1)
End of period - LTC Beds (1)	971	969	2	980	(9)
Patient related beds (2)	913	917	(4)	928	(15)
Other beds (3)	58	52	6	52	6
End of period - LTC Beds (1)	971	969	2	980	(9)

- *Net beds served increased approximately 2,000 beds in 3Q13*
- *3Q13 annualized retention rate improved to 93.8%; 120 basis-point year-over-year increase*
- *Controllable bed losses declined 42% year-over-year*
- *Nine months-to-date new bed additions improved 48% year-over-year due to benefits from the company's transformational sales strategy*

1. Totals may not foot due to rounding differences
2. Includes skilled nursing facilities, assisted living facilities and development disabilities facilities
3. Includes other facilities such as correctional facilities, respiratory only beds and other beds

Omnicare

Gross Profit & Adjusted Operating Income(1)(2)

In millions, except per share data and %s	Sequential 3Q 2013	Sequential 2Q 2013	Increase / (Decrease)	Prior Year 3Q 2012	Increase / (Decrease)
Net sales	$ 1,581.0	$ 1,569.9	0.7%	$ 1,501.3	5.3%
Cost of sales	1,211.2	1,191.4	1.7%	1,130.1	7.2%
Gross profit	$ 369.8	$ 378.5	(2.3%)	$ 371.3	(0.4%)
Rate	23.39%	24.11%	-72 bps	24.73%	-134 bps
SG&A expenses	195.4	203.7	(4.1%)	203.6	(4.0%)
Provision for doubtful accounts	25.2	25.3	(0.4%)	24.0	5.0%
Adjusted operating income (3)	149.3	149.4	(0.1%)	143.7	3.9%
Rate	9.44%	9.52%	-8 bps	9.57%	-13 bps

- *Net sales increased 5.3% year-over-year to $1,581M*
- *3Q13 gross profit of $369.8M decreased $1.5M over 3Q12*
  - *Due principally to softer hospice pharmacy results and the 2Q13 disposition of our medical supply business*
- *SG&A expenses of $195.4M declined 4.0% from 3Q12 or 120 basis points lower as a percentage of net sales*
  - *Benefiting from cost reductions resulting from recently disposed businesses*
- *Adjusted operating income increased 3.9% over 3Q12 to 149.3M*

1. Each amount is reported independently. The sum of the individual amounts may not equal the separately presented amounts due to rounding
2. Excludes special items. A reconciliation of non-GAAP information to the most comparable GAAP measures has been attached to our press release and is available on our website under 'Supplemental Financial Information' at http://ir.omnicare.com
3. Does not include cash-based EPS adjustment for amortization of intangibles

Omnicare

Adjusted Net Income & Cash-based EPS(1)(2)

In millions, except per share data and %s	Sequential 3Q 2013	Sequential 2Q 2013	Increase / (Decrease)	Prior Year 3Q 2012	Increase / (Decrease)
Adjusted operating income	$ 149.3	$ 149.4	(0.1%)	$ 143.7	3.9%
Adjusted interest expense, net of investment income	(23.9)	(23.4)	2.1%	(24.9)	(4.0%)
Adjusted income before income taxes	125.3	126.0	(0.6%)	118.8	5.5%
Income taxes	(47.0)	(48.5)	(3.1%)	(46.5)	1.1%
Adjusted net income	78.4	77.5	1.2%	72.3	8.4%
Intangible asset amortization - after tax	5.6	5.8	(3.4%)	6.9	(18.8%)
Goodwill amortization - tax deduction	9.2	9.4	(2.1%)	10.9	(15.6%)
Contingent convertible debenture interest - tax deduction	8.2	6.7	22.4%	5.7	43.9%
Adjusted cash earnings	101.4	99.4	2.0%	95.8	5.8%
Adjusted weighted average diluted shares outstanding	111.5	109.9	1.5%	112.0	(0.4%)
Adjusted cash earnings per diluted share	$ 0.91	$ 0.90	1.1%	$ 0.86	5.8%
Adjusted operating income	$ 149.3	$ 149.4	(0.1%)	$ 143.7	3.9%
Adjusted depreciation and amortization	29.6	29.2	1.4%	28.5	3.9%
Adjusted earnings before interest, taxes, depreciation and amortization ("EBITDA")	178.8	178.6	0.1%	172.2	3.8%

- *Adjusted interest expense, net of investment income, decreased approximately 4.0% year-over-year due to continued debt repayment and capital restructuring initiatives*
- *Weighted average diluted share count increased 1.6M shares sequentially ($0.01 per share) due to increased dilution from in-the-money convertible notes as a result of higher average share price*
- *Adjusted cash earnings per diluted share from continuing operations of $0.91 increased 5.8% over 3Q12*
- *Adjusted depreciation and amortization increased $1.1M year-over-year, due primarily to increased levels of depreciation resulting from our continued investment in technology and automation initiatives*

1. Each amount is reported independently. The sum of the individual amounts may not equal the separately presented amounts due to rounding
2. Each adjusted item excludes special items. A reconciliation of non-GAAP information to the comparable GAAP measures has been attached to our press release and is available on our website under 'Supplemental Financial Information' at http://ir.omnicare.com

Omnicare

Adjusted Operating Income by Segment (1)

	Sequential			Prior Year	
	3Q 2013	2Q 2013	Increase / (Decrease)	3Q 2012	Increase / (Decrease)
In millions, except %s					
Long-Term Care Group					
Net sales	$ 1,220.0	$ 1,222.4	(0%)	$ 1,218.3	0%
Adjusted operating income[2]	160.5	165.1	(3%)	162.7	(1%)
Rate	13.15%	13.51%	-36 bps	13.35%	-20 bps
In whole numbers					
Per script data:					
Net sales / script	$ 41.50	$ 41.31	0%	$ 41.42	0%
Adjusted operating income / script [2]	$ 5.46	$ 5.58	(2%)	$ 5.53	(1%)
In millions, except %s					
Specialty Care Group					
Net sales	$ 360.8	$ 347.0	4%	$ 280.0	29%
Adjusted operating income[2]	29.8	29.9	(0%)	24.9	20%
Rate	8.26%	8.62%	-36 bps	8.88%	-63 bps

- *Long-Term Care net sales increased modestly year-over-year to $1,220M as new generic introductions moderated in the third quarter*
- *Specialty Care Group 3Q13 adjusted operating income growth of 20% was driven by solid year-over-year growth in specialty pharmacy and commercialization services platforms*
  - *Top line growth driven primarily by specialty pharmacy platform*
- *Adjusted operating loss for Corporate/Other segment in 3Q13 was $41.0M*

1. Each amount is reported independently. The sum of the individual amounts may not equal the separately presented amounts due to rounding
2. Excludes special items. A reconciliation of non-GAAP information to the most comparable GAAP measure has been attached to our press release and is available on our website under 'Supplemental Financial Information' at http://ir.omnicare.com

Omnicare

Cash Flows (1)

In millions, except %s	Sequential 3Q 2013	Sequential 2Q 2013	Increase / (Decrease)	Prior Year 3Q 2012	Increase / (Decrease)
Net income	$ (66.3)	$ 52.2	(227.0%)	$ 61.4	(208.0%)
Adjustments to reconcile net income to net cash flows from operating activities:					
Depreciation expense	15.2	14.7	3.4%	13.8	10.1%
Amortization expense	20.5	20.6	(0.5%)	20.6	(0.5%)
Loss from disposition	7.3	28.8	(74.7%)	-	-
Debt redemption costs, net	55.7	-	-	8.3	571.1%
Changes in certain assets and liabilities, net of effects from acquisition and divestiture of businesses	159.6	37.4	326.7%	92.3	72.9%
Net cash flows from operating activities	192.0	153.8	24.8%	196.3	(2.2%)
Capital expenditures	27.3	23.7	15.2%	25.0	9.2%
Dividends paid	14.2	14.3	(0.7%)	15.2	(6.6%)
Free cash flow from operations (2)	$ 150.5	$ 115.8	30.0%	$ 156.1	(3.6%)

- *Third-quarter operating cash flows of $192M driven by net income performance (ex. refinancing charges) and working capital improvements*
  - *Year-to-date operating cash flows of $454.7M*
  - *4Q13 operating cash flows to include impact of additional payment to prime vendor*
- *Capital expenditures continued at elevated levels due to investments in the development of a new Oracle-based ERP platform and other technology and automation initiatives.*

1. Each amount is reported independently. The sum of the individual amounts may not equal the separately presented amounts due to rounding
2. Free cash flow from continuing operations does not fully reflect the ability to freely deploy cash as it does not reflect required payments on indebtedness and other obligations

Omnicare

Cash Deployment

In millions, except %s	Sequential 3Q 2013	Sequential 2Q 2013	Increase / (Decrease)	Prior Year 3Q 2012	Increase / (Decrease)
Net cash flows from operating activities (reported)	$ 192.0	$ 153.8	24.8%	$ 196.3	(2.2%)
Capital expenditures	27.3	23.7	15.2%	25.0	9.2%
Acquisitions	3.5	0.3	1066.7%	33.8	(89.6%)
Net debt and long term borrowings repayment [1]	192.3	7.1	2608.5%	9.4	1945.7%
Capital returned:					
Dividends paid	$ 14.2	$ 14.3	(0.7%)	$ 15.2	(6.6%)
Share repurchases, net [2]	(9.0)	100.0	(109.0%)	30.6	(129.4%)
Total capital returned	5.2	114.3	(95.5%)	45.8	(88.6%)
% of net cash flows from operating activities	*2.7%*	*74.3%*	*-7,161 bps*	*23.3%*	*-2,062 bps*
Total capital returned if exchange treated as share retirement[3]	183.3	114.3	60.4%	45.8	300.2%
% of net cash flows from operating activities	*95.5%*	*74.3%*	*2,115 bps*	*23.3%*	*7,214 bps*



Capital Returned to Stockholders (3)
(In millions, except %s)
$175
$150
$125
$100
$75
$50
$25
$-
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
YTD 3Q12
YTD 3Q13
Dividends Paid
Share Repurchases
% Returned

- *Completed the accelerated share repurchase (ASR) agreement entered in 2Q13; repurchasing 1.7 million shares for an aggregate amount of $81 million*
- *Lowered interest expense run rate through $150 million repayment of the 7.75% Sr. Sub. Notes due 2020*
- *Exchanged approximately $180 million of the 3.75% convertible notes due 2025 for longer-dated, lower coupon note – significantly reducing share count dilution*
- *As of September 30, 2013, Omnicare had $129 million of share repurchase authorization remaining.*

1. Each period presented included required quarterly repayment of the term loan. In 3Q13, Omnicare repurchased $150 million in 7.75% senior debentures due 2020 and $5.2 million in 3.75% convertible senior subordinated notes due 2025.
2. Upon settlement of the $100M ASR in 3Q13, the company received a $19 million refund based on the final settlement of the ASR.
3. Based on reduction of share count dilution from 3.75% convertible notes due 2025 resulting from the August 2013 exchange using the 3Q13 weighted average share price of approximately $53.
4. Cumulative % Returned = (Dividends Paid + Share Repurchases) / Average Market Capitalization YTD 3Q13. Average Market Capitalization = Avg. Share Price YTD 3Q13 * Diluted Average Shares Outstanding YTD 3Q13.

Omnicare

Full-Year 2013 Guidance

	Original Guidance (1)	Previous Guidance (2)	Current Guidance (3)
• Revenue	$6.1B to $6.2B	$6.1B to $6.3B	$6.2B to $6.3B
• Adjusted cash earnings per diluted share(4)	$3.47 to $3.57	$3.56 to $3.64	$3.60 to $3.62
• Cash flow from operations(5)	$450M to $500M	$475M to $525M	$500M to $525M

1. Guidance provided on February, 19, 2013
2. Guidance provided on July 24, 2013
3. Guidance provided on October 23, 2013
4. Excludes special items. A description of special items has been attached to our press release and is available on our website under 'Supplemental Financial Information' at http://ir.omnicare.com
5. Excludes settlement payments

Omnicare

Appendix

Capital Structure



Major Debt Maturity Schedule(1)
(in $ millions)
As of 9/30/10
As of 9/30/13
$1,800
$1,500
$1,200
$900
$600
$300
$0
2010
2015
2020
2025
2030
2035
2040
2045

Recent actions have reduced refinancing risk by spreading out maturities while also lowering borrowing costs

1. Schedule represents debt maturity dates; however, the conversion thresholds for the 3.75% Convertible Senior Sub. Notes, due 2025, 3.75% Convertible Senior Sub. Notes, due 2042, and 4.00% Junior Sub. Convertible Notes, due 2033, were attained as of September 30, 2013 and are classified on the balance sheet as current debt.
2. Assumes convertible debentures due 2035 are put to the Company in 2015 with related tax recapture included. Debt amounts shown are exclusive of unamortized debt discount.

Omnicare

Working Capital Management

Five Quarter Trend[1]



Days of Inventory On Hand
Day Sales Outstanding
40
35
30
25
20
15
10
5
0
75
70
65
60
55
50
45
40
35
27.7
30.8
29.8
31.1
32.0
55.3
51.5
49.6
44.8
43.1
3Q12
4Q12
1Q13
2Q13
3Q13
Days of Inventory On Hand (DOH)
Days Sales Outstanding (DSO)

1. DOH = Ending Inventory / (Quarterly Cost of Sales / Days in Quarter)
DSO = Ending Account Receivable / (Quarterly Sales / Days in Quarter)

Omnicare

Selected Branded Drug Patent Expirations[1][2]

3Q 2013

Aricept 23mg
Campral
Lidoderm
Niaspan
Prandin
Temodar
Trilipix

4Q 2013

Aciphex
Cymbalta
Tobi
Zemplar

FY 2014

Actonel
Avelox
Detrol LA
Evista
Exforge IR/HCT
Hectorol
Intuniv
Lunesta
Micardis IR/HCT
Nexium
Oxycontin
Rapamune
Renagel
Renvela
Xeloda

FY 2015

Abilify
Aggrenox
Avodart
Gllevec
Lovaza
Namenda IR
Oxytrol
Patanol
Welchol
Zyvox

1. All generic launches are subject to change due to litigation or pediatric exclusivity
2. Drugs already launched shown in gray and italics

Omnicare



Omnicare

Third Quarter 2013 Financial Results

Supplemental Slides